UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2018

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983 - 1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On March 15, 2018, Kansas City Southern’s Executive Vice President Finance and Chief Financial Officer Michael W. Upchurch gave a presentation, including commentary on the Company’s revenues and carloads during the first quarter of 2018 (through March 10, 2018), at the J.P. Morgan 2018 Aviation, Transportation and Industrials Conference.  The presentation given by Mr. Upchurch at this conference is included in this Form 8-K as Exhibit 99.1. Interested investors can listen to a replay webcast on KCS’ website at www.kcsouthern.com which will be available for 14 days following the event.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Presentation by Executive Vice President and Chief Financial Officer Michael W. Upchurch at the J.P. Morgan 2018 Aviation, Transportation and Industrials Conference on March 15, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern
Date: March 15, 2018

By:	/s/ Adam J. Godderz
Name: Adam J. Godderz
Title: Vice President & Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Presentation by Executive Vice President and Chief Financial Officer Michael W. Upchurch at the J.P. Morgan 2018 Aviation, Transportation and Industrials Conference on March 15, 2018.

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